UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2006

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

1. Sales to Crestview Capital Master, Inc. and TOIBB Investment, LLC.

(a) On April 14, 2006, Crestview Capital Master, LLC (“Crestview”) and TOIBB Investment, LLC (“TOIBB”) exercised options to acquire 350,000 shares and 150,000 sharesrespectivelyof the $.001 par value common stock “Common Stock”) of Xethanol Corporation by exercising the Put Options that were granted to them in the Investment Agreement among Crestview, TOIBB, Xethanol and H2Diesel, Inc. that was reported on Xethanol’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2006. That Investment Agreement is attached as Exhibit 1.1 to Xethanol’s April 20, 2006 Current Report on Form 8-K.

(b) All of the securities specified in the preceding subparagraph 1(a) were sold in exchange for interests in H2Diesel that were acquired by Crestview and TOIBB pursuant to the Investment Agreement. The interest exchanged represents 25% of the outstanding equity interests in H2Diesel. No commissions were paid or payable with respect to such sales.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon the representations made by each of Crestview and TOIBB in the Investment Agreement that include, among other things, a representation from each of them that it is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

2. Sales to Jeffrey Peterson.

(a) On April 17, 2006, Jeffrey Peterson exercised a warrant issued to him by Xethanol on August 16, 2004. Pursuant to the exercise of that warrant, he purchased 44,140 shares of Xethanol Common Stock.

(b) All of the securities specified in the preceding subparagraph 2(a) were sold for cash in the amount of $110,350. No commissions were paid or payable with respect to such sales.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon representations made by Mr. Peterson that include, among other things, a representation that he is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

3. Issuance of Shares and Warrants upon Exercise of Conversion Right by Lucas Energy Total Return Master Fund, LTD.

(a) On April 21, 2006, Lucas Energy Total Return Master Fund, LTD (“Lucas Fund”) converted certain Senior Secured Royalty Income Notes in the aggregate principal amount of $5,000,000 issued to it by Xethanol (the “Fund Notes”). In connection with such conversion, Xethanol issued to Lucas Fund 1,250,000 shares of Common Stock and a three-year warrant (the “Fund Warrant”) to purchase up to 205,800 shares of Common Stock at a purchase price of $12.50 per share.

(b) All of the securities specified in the preceding subparagraph 3(a) were issued in exchange for conversion of the Fund Notes. Xethanol did not receive any cash in that transaction. No commissions were paid or payable with respect to that transaction.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon representations made by Lucas Fund that include, among other things, a representation that it is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

(d) The Fund Warrant is exercisable until April 22, 2009 to purchase shares up to 205,800 shares of Common Stock at a purchase price of $12.50 per share. The Fund Warrant is attached to this Current Report on Form 8-K as Exhibit 3.1.

4. Issuance of Shares and Warrants upon Exercise of Conversion Right by Lucas Energy Total Return Partners, LLC.

(a) On April 21, 2006, Lucas Energy Total Return Partners, LTD (“Lucas Partners”) converted certain Senior Secured Royalty Income Notes in the aggregate principal amount of $1,60,000 issued to it by Xethanol (the “Partners Notes”). In connection with such conversion, Xethanol issued to Lucas Partners 400,000 shares of Common Stock and a three-year warrant (the “Partners Warrant”) to purchase 124,200 shares of Common Stock at a purchase price of $12.50 per share.

(b) All of the securities specified in the preceding subparagraph 3(a) were issued in exchange for conversion of the Partners Notes. Xethanol did not receive any cash in that transaction. No commissions were paid or payable with respect to that transaction.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon representations made by Lucas Partners that include, among other things, a representation that it is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

(d) The Partners Warrant is exercisable until April 22, 2009 to purchase shares up to 124,200 shares of Common Stock at a purchase price of $12.50 per share of Common Stock. The Partners Warrant is attached to this Current Report on Form 8-K as Exhibit 3.2.

5. Sales to Fusion Capital Fund II, LLC.

(a) On April 7, 10, 11, 12, 13, 17, 18 and 20, 2006, Xethanol exercised its right to require Fusion Capital Fund II, LLC (“Fusion”) to purchase 934,763 shares of Common Stock for an aggregate purchase price of $5,748,005.99, pursuant to a Stock Purchase Agreement between Fusion and Xethanol dated October 18, 2005. A copy of that Stock Purchase Agreement is attached as Exhibit 10.1 to Xethanol’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2005.

(b) All of the securities specified in the preceding subparagraph 5(a) were sold for cash. No commissions were paid or payable with respect to such sales.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon the representations made by Fusion in the Stock Purchase Agreement that include, among other things, a representation that it is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

3.1 Fund Warrant dated April 21, 2006 issued to Lucas Energy Total Return Master Fund by Xethanol Corporation.

3.2 Partners Warrant dated April 21, 2006 issued to Lucas Energy Total Return Partners, LTD by Xethanol Corporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: April 26, 2006	By:	/s/ Christopher d’Arnaud-Taylor
Christopher d’Arnaud-Taylor
Chairman, President and Chief Executive Officer (principal executive officer)